UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 25, 2021

Endurance International Group Holdings, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36131	46-3044956
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 Corporate Drive, Suite 300 Burlington, MA	01803
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 852-3200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	EIGI	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02.	Results of Operations and Financial Condition.

In connection with a senior notes offering by Endure Digital, Inc. relating to the previously announced proposed acquisition of Endurance International Group Holdings, Inc. (“Endurance” or the “Company”) by affiliates of Clearlake Capital Group L.P. (collectively, “Clearlake”) pursuant to the Agreement and Plan of Merger, dated as of November 1, 2020 (the “Merger Agreement”) with Endure Digital Intermediate Holdings, Inc. (formerly known as Razorback Technology Intermediate Holdings, Inc.) (“Parent”) and Endure Digital, Inc. (formerly known as Razorback Technology, Inc.), a wholly owned subsidiary of Parent (“Merger Sub”), providing for the merger of Merger Sub with and into Endurance, with Endurance surviving the merger as a wholly-owned subsidiary of Parent (the “Merger”), Endurance is disclosing preliminary estimates of certain financial results for the fiscal quarter ended December 31, 2020 to prospective investors in such notes offering.

Endurance is in the process of finalizing its financial results for the fiscal quarter ended December 31, 2020. Based on available information to date, Endurance expects revenue of approximately $282.2 million, gross profit of approximately $162.8 million, net (loss) income of approximately $(9.8) million and Adjusted EBITDA of approximately $76.3 million in the quarter ended December 31, 2020, as compared to $277.2 million, $151.1 million, $9.6 million and $78.2 million, respectively, for the comparable three-month period of 2019. Endurance therefore expects revenue for the twelve months ended December 31, 2020 to be approximately $1.1 billion, net (loss) income for the twelve months ended December 31, 2020 to be approximately $(0.8) million and Adjusted EBITDA for the twelve months ended December 31, 2020 to be approximately $311.5 million. With respect to its Web Presence segment, Endurance expects revenue of approximately $179.3 million, gross profit of approximately $90.9 million, net (loss) income of approximately $(4.9) million and Adjusted EBITDA of approximately $36.8 million, as compared to $174.5 million, $77.4 million, $(35.2) million and $34.2 million, respectively, for the comparable three-month period of 2019. With respect to its Digital Marketing segment, Endurance expects revenue of approximately $102.8 million, gross profit of approximately $71.9 million, net (loss) income of approximately $(4.9) million and Adjusted EBITDA of approximately $39.4 million, as compared to $102.7 million, $73.7 million, $44.8 million and $44.0 million, respectively, for the comparable three-month period of 2019. Endurance therefore expects revenue, net (loss) income and Adjusted EBITDA for the twelve months ended December 31, 2020 to be approximately $708.0 million, $(14.2) million and $152.0 million, respectively, for its Web Presence segment, and approximately $398.7 million, $13.4 million and $159.5 million, respectively, for its Digital Marketing segment.

The following table presents a reconciliation by segment of net (loss) income calculated in accordance with GAAP to Adjusted EBITDA for the three-month and twelve-month periods ended December 31, 2020:

	Three Months Ended December 31, 2020
	Web presence	Digital marketing	Total
		(in thousands)
Revenue	$179,314	$102,845	$282,159
Gross profit	90,886	71,904	162,790
Net (loss) income	$(4,922)	$(4,922)	$(9,844)
Interest expense, net(1)	13,844	15,835	29,679
Income tax expense	(112)	(64)	(176)
Depreciation	10,504	2,713	13,217
Amortization of other intangible assets	7,609	10,318	17,927
Stock-based compensation	5,629	3,698	9,327
Restructuring expenses	—	31	31
Transaction expenses and charges	4,270	2,462	6,732
Gain on sale of intangible assets	—	—	—
Gain on sale of business	—	—	—
Loss of unconsolidated entities	—	—	—
Impairment of goodwill and other long-lived assets	—	9,361	9,361
SEC investigations reserve	—	—	—
Shareholder litigation reserve	—	—	—

Adjusted EBITDA	$36,822	$39,432	$76,254

(1)	Interest expense includes impact of amortization of deferred financing costs, original issue discounts and interest income.

	Twelve Months Ended December 31, 2020
	Web presence	Digital marketing	Total
		(in thousands)
Revenue	$708,028	$398,738	$1,106,766
Gross profit	352,410	288,996	641,406
Net (loss) income	$(14,199)	$13,383	$(816)
Interest expense, net(1)	58,266	64,807	123,073
Income tax expense	8,439	4,684	13,123
Depreciation	41,603	9,880	51,483
Amortization of other intangible assets	30,413	39,920	70,333
Stock-based compensation	24,545	13,760	38,305
Restructuring expenses	1,032	748	1,780
Transaction expenses and charges	4,270	2,923	7,193
Gain on sale of intangible assets	(2,365)	—	(2,365)
Gain on sale of business	—	—	—
Loss of unconsolidated entities	—	—	—
Impairment of goodwill and other long-lived assets	—	9,361	9,361
SEC investigations reserve	—	—	—
Shareholder litigation reserve	—	—	—

Adjusted EBITDA	$152,004	$159,466	$311,470

(1)	Interest expense includes impact of amortization of deferred financing costs, original issue discounts and interest income.

The financial information included above for the three- and twelve-months ended December 31, 2020 reflects Endurance’s current estimates based solely upon information available to it as of the date hereof and is unaudited, preliminary, subject to completion of its financial closing procedures and may be revised as a result of management’s further review of results. During the course of the preparation of consolidated financial statements and related notes for the period ended December 31, 2020, Endurance may identify items that require it to make material adjustments to the preliminary financial information presented above. The Company’s independent auditor has not audited, reviewed, compiled or performed any procedures with respect to such preliminary financial data and does not express an opinion or any other form of assurance with respect thereto. This summary is not a comprehensive statement of financial results for the period and actual results may differ materially from these estimates as a result of the completion of the Company’s financial closing procedures, final adjustments and other developments that may arise between now and the time the financial results for this period are finalized.

Additional Disclosures Regarding the Information Contained in this Form 8-K

The information contained in this Current Report on Form 8-K constitutes only a portion of the information being made available to prospective investors and is intended to be considered in the context of the Company’s filings with the Securities and Exchange Commission and other public announcements that the Company may make, by press release or otherwise, from time to time. Such information does not represent a comprehensive statement of the financial results for the Company or its Web Presence segment or Digital Marketing segment. Such information may vary from, and may not be directly comparable to, the historical financial information of the Web Presence segment or Digital Marketing segment, or the Company on a consolidated basis, prior to the Merger and any such differences may be material. Accordingly, investors and stockholders should not place undue reliance on such financial information. The Company disclaims any intention or obligation to update or revise any such information as a result of developments occurring after the date of this Current Report on Form 8-K, except as required by law.

The information contained herein does not constitute an offer to sell, or the solicitation of an offer to buy, any securities and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale would be unlawful.

None of the information contained herein shall be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Non-GAAP Financial Measures

In addition to our financial information presented in accordance with GAAP, we use Adjusted EBITDA, which is a non-GAAP financial measure, to evaluate the operating and financial performance of our business, identify trends affecting our business, develop projections and make strategic business decisions. A non-GAAP financial measure is a numerical measure of a company’s operating performance, financial position or cash flow that excludes amounts that are included in the most directly comparable measure calculated and presented in accordance with GAAP or includes amounts that are excluded from the most directly comparable measure calculated and presented in accordance with GAAP.

Our non-GAAP financial measures may not provide information that is directly comparable to that provided by other companies in our industry, as other companies in our industry may calculate non-GAAP financial results differently. In addition, there are limitations in using non-GAAP financial measures because they are not prepared in accordance with GAAP and exclude expenses that may have a material impact on our reported financial results. For example, Adjusted EBITDA excludes interest expense, which has been and will continue to be for the foreseeable future a significant recurring expense in our business. The presentation of non-GAAP financial information is not meant to be considered in isolation from, or as a substitute for, the most directly comparable financial measures prepared in accordance with GAAP. We urge you to review the additional information about our non-GAAP measures shown below, including the reconciliations of these non-GAAP financial measures to their comparable GAAP financial measures, and not to rely on any single financial measure to evaluate our business.

Adjusted EBITDA is a non-GAAP financial measure that we calculate as net (loss) income, excluding the impact of interest expense (net), income tax expense (benefit), depreciation, amortization of other intangible assets, stock-based compensation, restructuring expenses, transaction expenses and charges, gain on sale of business, (gain) loss of unconsolidated entities, impairment of goodwill and other long-lived assets, and shareholder litigation reserve. We view Adjusted EBITDA as a performance measure and believe it helps investors evaluate and compare our core operating performance from period to period.

Safe Harbor for Forward-Looking Statements

This filing contains “forward-looking statements” as defined in the U.S. Private Securities Litigation Reform Act of 1995. The reader is cautioned not to rely on these forward-looking statements, such as statements regarding the proposed transaction between Parent and the Company, the expected timetable for completing the transaction, future financial and operating results, including the Company’s expected results for the fiscal quarter ended December 30, 2020, benefits and synergies of the transaction, future opportunities for the combined company and any other statements about the Parent’s and the Company’s managements’ future expectations, beliefs, goals, plans or prospects. These statements are based on current expectations of future events, and these include statements using the words such as “will,” “believes,” “plans,” “anticipates,” “expects,” estimates and similar expressions. If underlying assumptions prove inaccurate or known or unknown risks or uncertainties materialize, actual results could vary materially from the expectations of the Company. Risks and uncertainties include, but are not limited to: the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the Company’s business and the price of its common stock; the failure to satisfy the conditions to the consummation of the transaction; the failure of the purchaser to obtain the necessary financing pursuant to the arrangements set forth in the debt commitment letters delivered pursuant to the merger agreement or otherwise; the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement; the effect of the announcement or pendency of the transaction on the Company’s business relationships, operating results, and business generally; risks that the proposed transaction disrupts current plans and operations of the Company and potential difficulties in the Company’s employee retention as a result of the transaction; risks related to diverting management’s attention from the Company’s ongoing business operations, and the outcome of any legal proceedings instituted against the Company or the purchaser related to the merger agreement or the transaction; any adjustments to the preliminary results that are identified in the process of closing the Company’s books for the quarter ended December 31, 2020 or during the review of the Company’s financial statements by its independent auditor. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that affect the businesses of the Company described in the “Risk Factors” in the Company’s Annual Report on Form 10-K for the period ended December 31, 2019 and in the Company’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2020, June 30, 2020 and September 30, 2020, and other reports the Company files with the SEC. The Company assumes no obligation to update any forward-looking statements contained in this document as a result of new information, future events or otherwise. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contemplated in the forward-looking statements. Copies of these filings are available online at www.sec.gov and https://ir.endurance.com. The Company assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. The Company does not give any assurance that it will achieve its expectations.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENDURANCE INTERNATIONAL GROUP HOLDINGS, INC.

Date: January 25, 2021

/s/ Marc Montagner
(Signature)
	Name:	Marc Montagner
	Title:	Chief Financial Officer